                                                   THE CHILE FUND, INC
                                                   -----------------------------
                                                   ANNUAL REPORT
                                                   DECEMBER 31, 2000



[GRAPHIC OF THE ANDES MOUNTAINS]

--------------------------------------------------------------------------------
CONTENTS
--------------------------------------------------------------------------------

Letter to Shareholders ..................................................... 1

Portfolio Summary .......................................................... 5

Schedule of Investments .................................................... 6

Statement of Assets and Liabilities ........................................ 8

Statement of Operations .................................................... 9

Statement of Changes in Net Assets .........................................10

Financial Highlights .......................................................12

Notes to Financial Statements ..............................................14

Report of Independent Accountants ..........................................19

Results of Annual Meeting of Shareholders ..................................20

Tax Information ............................................................21

Description of InvestLink-SM- Program ......................................22












PICTURED ON THE COVER IS A SCENIC VIEW OF THE ANDES MOUNTAINS LOCATED IN CHILE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

                                                                February 7, 2001

DEAR SHAREHOLDER:

We are writing to report on the activities of The Chile Fund, Inc. (the "Fund") for the year ended December 31, 2000.

At December 31, 2000, the Fund's net assets were $154.5 million. The Fund's net asset value ("NAV") was $11.43 per share (net of dividends and distributions paid of $0.59 per share), as compared to $15.22 at December 31, 1999.

PERFORMANCE: HURT MOST BY UTILITIES, TELECOM AND BEVERAGES

For the year ended December 31, 2000, the Fund's total return, based on NAV and assuming the reinvestment of dividends and distributions, was -19.9%. By comparison, Morgan Stanley Capital International's Chile Index (the "Index")* fell 15.1% during the same period.

We attribute the Fund's underperformance of its Index benchmark primarily to unfavorable stock selection in several industry sectors, as well as substantial tax payments on repatriated capital that Chilean law required us to make.

The industries in which relative performance was least positive were electric utilities, telecommunications and beverages.

- In electric utilities, we held a sizable stake in Chilectra S.A. ("Chilectra"), which was the Fund's third-largest holding at the time of our last report, for the six months ended June 30, 2000. Chilectra shares fell some 25% during the year before they were ultimately retired when the company was taken over. The fact that Chilectra was not included in the benchmark exacerbated its negative impact on the Fund's relative performance.

- In telecommunications, we maintained the Fund's longstanding overweight in Compania de Telecomunicaciones de Chile S.A. ("CTC"), Chile's national telecom giant (and the Fund's second-largest holding at December 31), compared to the benchmark. It underperformed. We additionally held a position in Empresa Nacional de Telecomunicaciones S.A. ("Entel") (the Fund's sixth-largest holding at December 31), the nation's biggest long-distance provider, that was underweight mainly because the size of our CTC position did not allow us much room to increase exposure to other Chilean telecom companies. Entel outperformed.

- In beverages, a couple of the Fund's holdings were in the shares of small, fairly thinly traded companies whose operating results were hurt by the poor domestic macroeconomic environment. As in the case of Chilectra, they were not included in the benchmark and thus had a disproportionately negative impact on relative performance.

The most positive contribution to the Fund's return came from the non-ferrous metals sector, in which two stocks fared especially well. These were Empresa Minera de Mantos Blancos S.A., a small mining company that was taken over; and Antofagasta Plc (the Fund's tenth-largest holding at December 31), one of the world's largest copper producers, a non-benchmark holding that generated a strong return for the year despite experiencing considerable volatility along the way.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

THE MARKET: BUOYED AND BATTERED

As they struggled to recover from a mild recession in 1999, Chile's economy and equity market were alternatingly buoyed and battered in 2000 by a number of macroeconomic developments.

During the first quarter, for instance, the economy and trade balance were significantly aided by strong and stable prices for the country's major commodities, copper and pulp, whose respective portions of total Chilean exports are around 40% and 10%. In turn, GDP growth was relatively strong and inflation remained low, despite the debilitating effects of a major increase in the price of oil (of which Chile is a net importer).

The Chilean market received a boost during this period from the meaningful return to domestic stocks of powerful local pension funds--the nation's biggest institutional investors--which had shunned them for several years. Also, the newly elected Ricardo Lagos took office as president on March 11. Lagos pleased the business community and investors by emphasizing his strong commitment to solving the nation's economic and domestic problems.

Much of the good news that marked the first quarter was evident during the second, as well. Commodity prices stayed firm, helping to keep in check oil-driven inflation. GDP growth remained relatively strong (in the neighborhood of 6% annually). And support for Lagos within the business community continued to grow, reflecting his free-market policies and the liberalization of an unusually restrictive regulation covering foreign investment in Chilean equities.

Externally, however, growing economic problems in neighboring Argentina began to spill over into Chile. Nervous regional investors took out their frustrations on the Chilean peso, which declined 7.3% versus the dollar in the second quarter.

Argentina continued to negatively impact Chile during the third quarter, even though relatively few Chilean companies had (or have) substantive ties to Argentina. While Chilean GDP growth remained on track and commodity prices held firm, industrial activity was slow and the unemployment rate exceeded 10%. The bloom also began to come off President Lagos' rose, as business confidence was shaken by controversial pro-union labor legislation and a bill to control tax evasion.

Strong commodity prices helped the economy to improve in the fourth quarter. Yet unemployment remained persistently high, and the corporate community proved reluctant to create new jobs (I.E., at least until Lagos' Socialist government clarified its legislative and economic agendas). As the year drew to a close, though, investors applauded the passage of a tender-offer law that protects minority shareholders' rights.


--------------------------------------------------------------------------------
2

--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

PORTFOLIO STRATEGY: COMMODITIES OUT, CONSUMPTION IN

TOP 10 HOLDINGS, BY ISSUER*

                                                         % OF
     HOLDING                     SECTOR               NET ASSETS
     -------                     ------               ----------
 1.  Copec                      Forestry                  13.0
 2.  CTC                   Telecommunications             11.3
 3.  Enersis               Electric-Integrated            10.2
 4.  Endesa                Electric-Integraged             8.0
 5.  Cartones                   Forestry                   6.1
 6.  Entel                 Telecommunications              5.8
 7.  CCU                    Food & Beverages               5.4
 8.  Andina                 Food & Beverages               4.8
 9.  Falabella                   Retail                    4.6
10.  Antofagasta                 Mining                    3.8
                                                          ----
     Total                                                73.0
                                                          ====

-----------
*    Company names are abbreviations of those found in the chart on page 5.

[CHART]

                            SECTOR ALLOCATION
                            (% of net assets)

Banking                                                  5.30%
Financial Services                                       2.58%
Electric - Integrated                                    18.14%
Fertilizer                                               2.31%
Food & Beverages                                        15.94%
Mining                                                   3.76%
Telecommunications                                      17.07%
Retail                                                   5.23%
Forestry                                                19.74%
Other*                                                   9.93%

-----------
* Includes airlines, basic metals, consumer durables, engineering & construction, fishery, health care, infrastructure, insurance, machinery & electric, real estate investment & management, steel, textiles, short-term investments and cash & other assets.


Our current strategy in the Fund is based on our belief that commodity prices, which have recently weakened, are unlikely to rise much for the time being. We've therefore gradually reduced our overweight exposure to commodity-related companies--while they still are at the height of their pricing cycle--and reallocated part of the proceeds to depressed retailing stocks, which would benefit if domestic demand increases. In addition, we've shifted positions within the electricity and telecom sectors to favor leading companies, as well as those that should profit the most from new tariffs.

Beyond this, we are considering increasing the Fund's exposure to the banking, retail and beverages sectors, as we expect both that interest rates will decline and domestic consumption will rise in 2001. We also plan to selectively choose from among small companies that were severely hurt by the 1999 recession and now trade at well below what our analysis concludes is their true worth.

OUTLOOK: CAUTIOUSLY OPTIMISTIC

Looking ahead, we are cautiously optimistic about the prospects for Chilean equities. Our optimism stems from our belief that the economy will continue to grow in 2001.

We're also cautious, though, because we anticipate that aggregate domestic demand will not increase much in the short term without significantly positive economic policy moves to bolster business confidence. Given the complicated and conflicting issues involved (E.G., Socialists' desire for new jobs and more power for labor; businesses' desire for economic


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

stimulation and less power for labor), such moves are unlikely until the opposing sides can reach some form of compromise.

This may take time to achieve. In any case, we expect less unemployment and more consumption during the summer season, when macroeconomic activity tends to reach a seasonal peak.

As for equities, valuations in Chile are very low and potentially very attractive; if growth continues to pick up and corporations improve their bottom lines, such valuations will look even better. Although this is not sufficient by itself to propel the market upward, it does provide a solid base for future appreciation.

Corporate activity in Chile has left large investors such as the ever-powerful pension funds with meaningful cash for reinvestment in the market. In our view, pension funds will return to stocks in force--following through on their initial forays in early 2000--once there are clearer signals about the course of future economic policy. With this major source of demand in place, the market should react well during 2001.

Sincerely yours,


/s/ Yaroslaw Aranowicz


Yaroslaw Aranowicz
Chief Investment Officer **

FROM CREDIT SUISSE ASSET MANAGEMENT, LLC:

We wish to remind shareholders whose shares are registered in their own name that they automatically participate in the Fund's dividend reinvestment program which is known as the Investlink-SM- Program (the "Program"). The Program can be of value to shareholders in maintaining their proportional ownership interest in the Fund in an easy and convenient way. A shareholder whose shares are held in the name of a broker/dealer or nominee should contact the Fund's Transfer Agent for details about participating in the Program. The Program also provides for additional share purchases. The Program is described on pages 22 through 24 of this report.



--------------------------------------------------------------------------------
* The Morgan Stanley Capital International Chile Index is an unmanaged index (with no defined investment objective) of Chilean equities that includes reinvestment of dividends, and is the exclusive property of Morgan Stanley Capital International Inc.

**   Yaroslaw Aranowicz, who is a Vice President of Credit Suisse Asset
Management, LLC ("CSAM"), is primarily responsible for management of the Fund's assets. He has served in such capacity since November 17, 2000. Mr. Aranowicz joined CSAM in 1998 from Trans-National Research Corporation, a proprietary securities research firm, where he was Director of Research for Europe and the Middle East. Previously, he was an analyst for Latin American equities and fixed income at John Hancock Financial Services in New York. He holds an M.A. in International Business Relations from Central School of Commerce in Warsaw, as well as an M.B.A. in Finance and International Business from New York University's Stern School of Business. Mr. Aranowicz is Chief Investment Officer of the Fund, and also serves as an Investment Officer of The Brazilian Equity Fund, Inc.; The Emerging Markets Telecommunications Fund, Inc. and The Latin America Equity Fund, Inc.


--------------------------------------------------------------------------------
4

--------------------------------------------------------------------------------
THE CHILE FUND, INC.

PORTFOLIO SUMMARY - AS OF DECEMBER 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR ALLOCATION
--------------------------------------------------------------------------------

[BAR CHART]

AS A PERCENT OF NET ASSETS
                                          December 31, 2000     December 31, 1999
Banking                                         5.30%                  3.38%
Electric-Integrated                            18.14%                 18.79%
Fertilizer                                      2.31%                  3.43%
Financial Services                              2.58%                  1.65%
Food & Beverages                               15.94%                 15.56%
Forestry                                       19.74%                 17.48%
Infrastructure                                  2.83%                  2.00%
Mining                                          3.76%                  5.13%
Real Estate Investment & Management             2.83%                  2.98%
Retail                                          5.23%                  3.19%
Telecommunications                             17.08%                 13.83%
Other                                           4.26%                 12.58%

--------------------------------------------------------------------------------
TOP 10 HOLDINGS, BY ISSUER
--------------------------------------------------------------------------------

                                                                                                          Percent of
      Holding                                                             Sector                          Net Assets
--------------------------------------------------------------------------------------------------------------------
   1. Compania de Petroleos de Chile S.A.                                Forestry                            13.0
--------------------------------------------------------------------------------------------------------------------
   2. Compania de Telecomunicaciones de Chile S.A.                  Telecommunications                       11.3
--------------------------------------------------------------------------------------------------------------------
   3. Enersis S.A.                                                  Electric-Integrated                      10.2
--------------------------------------------------------------------------------------------------------------------
   4. Empresa Nacional de Electricidad S.A.                         Electric-Integrated                       8.0
--------------------------------------------------------------------------------------------------------------------
   5. Empresas CMPC S.A.                                                 Forestry                             6.1
--------------------------------------------------------------------------------------------------------------------
   6. Empresa Nacional de Telecomunicaciones S.A.                   Telecommunications                        5.8
--------------------------------------------------------------------------------------------------------------------
   7. Compania Cervecerias Unidas S.A.                               Food & Beverages                         5.4
--------------------------------------------------------------------------------------------------------------------
   8. Embotelladora Andina S.A.                                      Food & Beverages                         4.8
--------------------------------------------------------------------------------------------------------------------
   9. S.A.C.I. Falabella, S.A.                                            Retail                              4.6
--------------------------------------------------------------------------------------------------------------------
  10. Antofagasta Plc                                                     Mining                              3.8
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE CHILE FUND, INC.

SCHEDULE OF INVESTMENTS - DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                       No. of                Value
Description                                            Shares               (Note A)
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
EQUITY OR EQUITY-LINKED SECURITIES-102.28%
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
 AIRLINES-0.70%
--------------------------------------------------------------------------------------
Lan Chile S.A. ..................................        709,561           $ 1,075,936
                                                                           -----------
--------------------------------------------------------------------------------------
 BANKING-5.30%
--------------------------------------------------------------------------------------
Banco de A. Edwards+ ............................     20,615,786             1,688,788
Banco de Credito e
 Inversiones ....................................        577,900             3,807,341
Banco Santander Chile,
 Class A ........................................     29,041,377             1,974,054
Banco Santiago S.A. .............................     38,605,150               716,592
                                                                           -----------
                                                                             8,186,775
                                                                           -----------
--------------------------------------------------------------------------------------
 BASIC METALS-1.03%
--------------------------------------------------------------------------------------
Ceramicas Cordillera S.A. .......................        316,132             1,597,878
                                                                           -----------
--------------------------------------------------------------------------------------
 CONSUMER DURABLES-1.48%
--------------------------------------------------------------------------------------
Empresas Almacenes Paris S.A. ...................      2,580,124             2,293,444
                                                                           -----------
--------------------------------------------------------------------------------------
 ELECTRIC-INTEGRATED-18.14%
--------------------------------------------------------------------------------------
Empresa Nacional de Electricidad
 S.A.+ ..........................................     34,344,297            12,331,024
Enersis S.A.+ ...................................     37,427,265            13,177,007
Enersis S.A. ADR+ ...............................        142,600             2,513,325
                                                                           -----------
                                                                            28,021,356
                                                                           -----------
--------------------------------------------------------------------------------------
 ENGINEERING & CONSTRUCTION-0.88%
--------------------------------------------------------------------------------------
Besalco S.A. ....................................        593,810               926,292
Maderas y Sinteticos S.A.# ......................      1,000,000               435,730
                                                                           -----------
                                                                             1,362,022
                                                                           -----------
--------------------------------------------------------------------------------------
 FERTILIZER-2.31%
--------------------------------------------------------------------------------------
Sociedad Quimica y Minera de
 Chile S.A., Class A ............................      1,563,126             3,568,967
                                                                           -----------
--------------------------------------------------------------------------------------
 FINANCIAL SERVICES-2.58%
--------------------------------------------------------------------------------------
Antarchile S.A. .................................        280,000               927,233
Invercap S.A. ...................................      7,314,215             3,059,541
                                                                           -----------
                                                                             3,986,774
                                                                           -----------
--------------------------------------------------------------------------------------
 FISHERY-0.22%
--------------------------------------------------------------------------------------
Pesquera Itata S.A. .............................      7,936,619               345,822
                                                                           -----------
--------------------------------------------------------------------------------------
 FOOD & BEVERAGES-15.94%
--------------------------------------------------------------------------------------
Coca-Cola Embonor S.A.,
 Class A+ .......................................      4,664,877           $ 1,626,101
Compania Cervecerias
 Unidas S.A. ....................................      1,945,528             8,307,701
Distribucion y Servicio
 D&S S.A. .......................................      4,528,120             5,129,896
Embotelladora Andina S.A.
 PNA ............................................      2,269,901             4,549,693
Embotelladora Andina S.A.
 PNB ............................................      1,798,790             2,884,334
Embotelladoras Coca-Cola
 Polar S.A ......................................        200,000                66,231
Vina Concha y Toro S.A. .........................      2,689,433             2,062,485
                                                                           -----------
                                                                            24,626,441
                                                                           -----------
--------------------------------------------------------------------------------------
 FORESTRY-19.74%
--------------------------------------------------------------------------------------
Compania Chilena de Fosforos
 S.A. ...........................................        781,383               885,227
Compania de Petroleos de Chile
 S.A. ...........................................      5,606,206            20,128,600
Empresas CMPC S.A. ..............................        988,885             9,479,508
                                                                           -----------
                                                                            30,493,335
                                                                           -----------
--------------------------------------------------------------------------------------
 HEALTH CARE-0.72%
--------------------------------------------------------------------------------------
Banmedica S.A. ..................................      5,698,319             1,115,331
                                                                           -----------
--------------------------------------------------------------------------------------
 INFRASTRUCTURE-2.83%
--------------------------------------------------------------------------------------
Infraestructura 2000+* ..........................     19,568,922             4,364,868
                                                                           -----------
--------------------------------------------------------------------------------------
 INSURANCE-0.28%
--------------------------------------------------------------------------------------
Compania de Seguros La Prevision
 Vida S.A. ......................................        818,209               427,822
                                                                           -----------
--------------------------------------------------------------------------------------
 MACHINERY & ELECTRIC-0.55%
--------------------------------------------------------------------------------------
Madeco S.A.+ ....................................      1,700,000               844,444
                                                                           -----------
--------------------------------------------------------------------------------------
 MINING-3.76%
--------------------------------------------------------------------------------------
Antofagasta Plc .................................        878,500             5,812,773
                                                                           -----------
--------------------------------------------------------------------------------------
 REAL ESTATE INVESTMENT & MANAGEMENT-2.83%
--------------------------------------------------------------------------------------
Parque Arauco S.A. ..............................     10,995,650             4,367,597
                                                                           -----------


--------------------------------------------------------------------------------
6

--------------------------------------------------------------------------------
THE CHILE FUND, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

                                                       No. of                Value
Description                                            Shares               (Note A)
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
 RETAIL-5.23%
--------------------------------------------------------------------------------------
S.A.C.I. Falabella, S.A. ........................      7,955,538          $  7,140,919
Santa Isabel S.A.+ ..............................      2,199,458               931,535
                                                                          ------------
                                                                             8,072,454
                                                                          ------------
--------------------------------------------------------------------------------------
 STEEL-0.62%
--------------------------------------------------------------------------------------
Compania Acero del Pacifico
 S.A. ...........................................        642,973               951,432
                                                                          ------------
--------------------------------------------------------------------------------------
 TELECOMMUNICATIONS-17.07%
--------------------------------------------------------------------------------------
Compania de
 Telecomunicaciones de Chile
 S.A., Class A+ .................................      5,143,828            17,392,638
Empresa Nacional de
 Telecomunicaciones S.A. ........................      1,120,574             8,984,123
                                                                          ------------
                                                                            26,376,761
                                                                          ------------
--------------------------------------------------------------------------------------
 TEXTILES-0.07%
--------------------------------------------------------------------------------------
Zalaquett S.A. ..................................      1,496,767               104,350
                                                                          ------------

TOTAL EQUITY OR EQUITY-LINKED
 SECURITIES (Cost $122,472,298) .................                          157,996,582
                                                                          ------------
--------------------------------------------------------------------------------------
 SHORT-TERM INVESTMENTS-3.52%
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
 CHILEAN MUTUAL FUNDS-3.52%
--------------------------------------------------------------------------------------
Banco Santiago S.A. .............................      7,143,454               132,597
Bice Manager Investment
 Fund ...........................................        326,119               871,842
Fondo Mutuo Security Check ......................        405,751          $  1,850,143
Investis Extra Cash .............................      1,465,420             2,588,788
                                                                          ------------

TOTAL SHORT-TERM INVESTMENTS
 (Cost $5,446,795) ..............................                            5,443,370
                                                                          ------------
TOTAL INVESTMENTS-105.80%
 (Cost $127,919,093) (Notes A,D) ................                          163,439,952

LIABILITIES IN EXCESS OF CASH AND
 OTHER ASSETS-(5.80)% ...........................                           (8,967,009)
                                                                          ------------

NET ASSETS-100.00% ..............................                         $154,472,943
                                                                          ============

--------------------------------------------------------------------------------
*    Not readily marketable security.
+    Security is non-income producing.
# With an additional 217,100 rights attached expiring 1/14/01, with no market value.
ADR  American Depositary Receipts.
PNA  Preferred Shares, Class A.
PNB  Preferred Shares, Class B.


--------------------------------------------------------------------------------
See accompanying notes to financial statements.                                7

--------------------------------------------------------------------------------
THE CHILE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - DECEMBER 31, 2000
--------------------------------------------------------------------------------

----------------------------------------------------------------------------
 ASSETS
----------------------------------------------------------------------------
Investments, at value (Cost $127,919,093) (Note A) .........................    $163,439,952
Receivables:
   Investments sold ........................................................      20,101,014
   Dividends ...............................................................         171,835
   Interest ................................................................           6,459
Prepaid expenses ...........................................................           9,610
                                                                                ------------
Total Assets ...............................................................     183,728,870
                                                                                ------------
----------------------------------------------------------------------------
 LIABILITIES
----------------------------------------------------------------------------
Due to custodian ...........................................................       9,668,672
Payables:
   Dividend (Note A) .......................................................       7,435,946
   Investments purchased ...................................................       6,523,081
   Investment advisory fees (Note B) .......................................         379,697
   Administration fees (Note B) ............................................          23,978
   Other accrued expenses ..................................................         163,053
   Chilean repatriation taxes (Note A) .....................................       5,061,500
                                                                                ------------
Total Liabilities ..........................................................      29,255,927
                                                                                ------------
NET ASSETS (applicable to 13,519,901 shares of
 common stock outstanding) (Note C) ........................................    $154,472,943
                                                                                ============

NET ASSET VALUE PER SHARE ($154,472,943 DIVIDED BY 13,519,901) .............          $11.43
                                                                                      ======
----------------------------------------------------------------------------
 NET ASSETS CONSIST OF
----------------------------------------------------------------------------
Capital stock, $0.001 par value; 13,519,901 shares
 issued and outstanding (100,000,000 shares authorized) ....................    $     13,520
Paid-in capital ............................................................     111,523,346
Accumulated net realized gain on investments and
 foreign currency related transactions .....................................      10,624,123
Net unrealized appreciation in value of investments
 and translation of other assets and liabilities
 denominated in foreign currencies .........................................      32,311,954
                                                                                ------------
Net assets applicable to shares outstanding ................................    $154,472,943
                                                                                ============


--------------------------------------------------------------------------------
8                                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE CHILE FUND, INC.

STATEMENT OF OPERATIONS - FOR THE YEAR ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------

----------------------------------------------------------------------------
 INVESTMENT INCOME
----------------------------------------------------------------------------
Income (Note A):
   Dividends ...............................................................    $  5,013,629
   Interest ................................................................          38,112
   Less: Foreign taxes withheld ............................................         (16,498)
                                                                                ------------
   Total Investment Income .................................................       5,035,243
                                                                                ------------
Expenses:
   Investment advisory fees (Note B) .......................................       1,998,423
   Custodian fees ..........................................................         370,200
   Consulting fees (Note F) ................................................         215,917
   Administration fees (Note B) ............................................         207,462
   Audit and legal fees ....................................................         132,250
   Printing ................................................................         104,802
   Accounting fees .........................................................         104,780
   Transfer agent fees .....................................................          48,067
   Directors' fees .........................................................          32,107
   NYSE listing fees .......................................................          24,460
   Insurance ...............................................................           9,233
   Other ...................................................................         185,717
   Chilean repatriation taxes (Note A) .....................................       2,496,753
                                                                                ------------
   Total Expenses ..........................................................       5,930,171
                                                                                ------------
   Net Investment Loss .....................................................        (894,928)
                                                                                ------------
----------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND
 FOREIGN CURRENCY RELATED TRANSACTIONS
----------------------------------------------------------------------------
Net realized gain from:
   Investments .............................................................      20,136,983
   Foreign currency related transactions ...................................           7,970
Net change in unrealized appreciation in value of investments and translation of other assets and liabilities denominated in foreign currencies (net of Chilean tax on unrealized
   gains of $3,166,656) (Note A) ...........................................     (67,430,111)
                                                                                ------------
Net realized and unrealized loss on investments and foreign
 currency related transactions .............................................     (47,285,158)
                                                                                ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .......................    $(48,180,086)
                                                                                ============


--------------------------------------------------------------------------------
See accompanying notes to financial statements.                                9

--------------------------------------------------------------------------------
THE CHILE FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                            For the Years
                                                                                         Ended December 31,
                                                                                  --------------------------------
                                                                                      2000                1999
                                                                                  ------------        ------------
----------------------------------------------------------------------------
 INCREASE/(DECREASE) IN NET ASSETS
----------------------------------------------------------------------------
Operations:
   Net investment income/(loss) ............................................      $   (894,928)       $  1,246,175
   Net realized gain on investments and foreign currency
    related transactions ...................................................        20,144,953          14,226,915
   Net change in unrealized appreciation in value of investments and translation of other assets and liabilities denominated in foreign
    currencies .............................................................       (67,430,111)         31,509,809
                                                                                  ------------        ------------
     Net increase/(decrease) in net assets resulting from operations .......       (48,180,086)         46,982,899
                                                                                  ------------        ------------
Dividends and distributions to shareholders (Note A):
   Net investment income ...................................................          (137,369)         (1,002,953)
   Net realized gain on investments ........................................        (7,848,053)         (8,310,183)
                                                                                  ------------        ------------
     Total dividends and distributions to shareholders .....................        (7,985,422)         (9,313,136)
                                                                                  ------------        ------------
Capital share transactions:
   Cost of 808,000 shares repurchased (Note F) .............................        (7,388,434)                 --
                                                                                  ------------        ------------
     Total increase/(decrease) in net assets ...............................       (63,553,942)         37,669,763
                                                                                  ------------        ------------
----------------------------------------------------------------------------
 NET ASSETS
----------------------------------------------------------------------------
Beginning of year ..........................................................       218,026,885         180,357,122
                                                                                  ------------        ------------
End of year ................................................................      $154,472,943        $218,026,885*
                                                                                  ============        ============

---------
*    Includes undistributed net investment income of $32,116.


--------------------------------------------------------------------------------
10                               See accompanying notes to financial statements.

                      This page left intentionally blank.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE CHILE FUND, INC.

FINANCIAL HIGHLIGHTS#
--------------------------------------------------------------------------------

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------

                                                                                     For the Years Ended December 31,
                                                                                 ----------------------------------------
                                                                                   2000            1999            1998
                                                                                 --------        --------        --------
----------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------
Net asset value, beginning of year .........................................       $15.22          $12.59          $21.61
                                                                                 --------        --------        --------
Net investment income/(loss) ...............................................        (0.06)+          0.09            0.38
Net realized and unrealized gain/(loss) on investments and
  foreign currency related transactions++...................................        (3.14)*          3.19           (6.88)
                                                                                 --------        --------        --------
Net increase/(decrease) in net assets resulting from operations ............        (3.20)           3.28           (6.50)
                                                                                 --------        --------        --------
Dividends and distributions to shareholders:
  Net investment income ....................................................        (0.01)          (0.07)          (0.32)
  Net realized gain on investments and foreign currency
    related transactions ...................................................        (0.58)          (0.58)          (2.20)
  In excess of net investment income .......................................           --              --              --
  In excess of net realized gains on investments and foreign
    currency related transactions...........................................           --              --              --
                                                                                 --------        --------        --------
Total dividends and distributions to shareholders ..........................        (0.59)          (0.65)          (2.52)
                                                                                 --------        --------        --------
Dilution due to capital share rights offering ..............................           --              --              --
                                                                                 --------        --------        --------
Net asset value, end of year ...............................................       $11.43          $15.22          $12.59
                                                                                 ========        ========        ========
Market value, end of year ..................................................       $8.438         $11.250          $9.063
                                                                                 ========        ========        ========
Total investment return (a) ................................................       (20.04)%         31.45%         (33.00)%
                                                                                 ========        ========        ========
----------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------
Net assets, end of year (000 omitted) ......................................     $154,473        $218,027        $180,357
Ratio of expenses to average net assets, including taxes (b) ...............         2.98%           2.16%             --
Ratio of expenses to average net assets, excluding taxes ...................         1.73%           1.64%           1.62%
Ratio of net investment income/(loss) to average net assets (b) ............        (0.45)%          0.61%           2.29%
Portfolio turnover rate ....................................................        24.25%          12.01%           5.39%


--------------------------------------------------------------------------------
# Per share amounts prior to July 17, 1995 have been restated to reflect a two-for-one stock split on July 17, 1995.
+    Based on average shares outstanding.
++ Includes a $0.08 and $0.01 per share decrease to the Fund's net asset value per share resulting from the dilutive impact of shares issued pursuant to the Fund's automatic Dividend Reinvestment Plan in 1998 and 1995, respectively.
* Includes a $0.22 per share increase to the Fund's NAV due to the impact of capital shares repurchased.
(a) Total investment return at market value is based on the changes in market price of a share during the year and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program. Total investment return does not reflect brokerage commissions.
(b)  Ratios include effect of repatriation taxes.


--------------------------------------------------------------------------------
12                               See accompanying notes to financial statements.

----------------------------------------------------------------------------
THE CHILE FUND, INC.

FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------

                                                                                     For the Years Ended December 31,
                                                                                 ----------------------------------------
                                                                                   1997            1996            1995
                                                                                 --------        --------        --------
----------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------
Net asset value, beginning of year .........................................       $22.59          $26.45          $26.26
                                                                                 --------        --------        --------
Net investment income/(loss) ...............................................         0.10            0.47            0.65
Net realized and unrealized gain/(loss) on investments and
   foreign currency related transactions++ .................................         2.32           (3.44)           0.41
                                                                                 --------        --------        --------
Net increase/(decrease) in net assets resulting from operations ............         2.42           (2.97)           1.06
                                                                                 --------        --------        --------
Dividends and distributions to shareholders:
   Net investment income ...................................................           --           (0.47)          (0.65)
   Net realized gain on investments and foreign currency
     related transactions ..................................................        (3.40)          (0.26)          (0.22)
   In excess of net investment income ......................................           --           (0.16)             --
   In excess of net realized gains on investments and foreign
     currency related transactions .........................................           --              --              --
                                                                                 --------        --------        --------
Total dividends and distributions to shareholders ..........................        (3.40)          (0.89)          (0.87)
                                                                                 --------        --------        --------
Dilution due to capital share rights offering ..............................           --              --              --
                                                                                 --------        --------        --------
Net asset value, end of year ...............................................       $21.61          $22.59          $26.45
                                                                                 ========        ========        ========
Market value, end of year ..................................................      $17.813         $20.875         $26.000
                                                                                 ========        ========        ========
Total investment return (a) ................................................         3.56%         (16.43)%         16.66%
                                                                                 ========        ========        ========
----------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------
Net assets, end of year (000 omitted) ......................................     $303,944        $317,012        $370,275
Ratio of expenses to average net assets, including taxes (b) ...............         3.34%           1.96%             --
Ratio of expenses to average net assets, excluding taxes ...................         1.50%           1.48%           1.46%
Ratio of net investment income/(loss) to average net assets (b) ............         0.38%           1.79%           2.39%
Portfolio turnover rate ....................................................        35.59%           4.82%           2.38%

                                                                                          For the Years Ended December 31,
                                                                                 --------------------------------------------------
                                                                                   1994          1993          1992          1991
                                                                                 --------      --------      --------      --------
----------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------
Net asset value, beginning of year .........................................       $20.13        $15.55        $14.84         $8.72
                                                                                 --------      --------      --------      --------
Net investment income/(loss) ...............................................         0.42+         0.35          0.39          0.49
Net realized and unrealized gain/(loss) on investments and
   foreign currency related transactions++ .................................         6.24          5.96          1.93          7.21
                                                                                 --------      --------      --------      --------
Net increase/(decrease) in net assets resulting from operations ............         6.66          6.31          2.32          7.70
                                                                                 --------      --------      --------      --------
Dividends and distributions to shareholders:
   Net investment income ...................................................        (0.47)        (0.31)        (0.39)        (0.49)
   Net realized gain on investments and foreign currency
     related transactions ..................................................        (0.06)        (0.26)        (1.22)        (1.09)
   In excess of net investment income ......................................           --            --            --            --
   In excess of net realized gains on investments and foreign
     currency related transactions .........................................           --         (0.16)           --            --
                                                                                 --------      --------      --------      --------
Total dividends and distributions to shareholders ..........................        (0.53)        (0.73)        (1.61)        (1.58)
                                                                                 --------      --------      --------      --------
Dilution due to capital share rights offering ..............................           --         (1.00)           --            --
                                                                                 --------      --------      --------      --------
Net asset value, end of year ...............................................       $26.26        $20.13        $15.55        $14.84
                                                                                 ========      ========      ========      ========
Market value, end of year ..................................................      $23.063       $22.250       $16.563       $11.938
                                                                                 ========      ========      ========      ========
Total investment return (a) ................................................         6.05%        38.82%        53.80%        71.05%
                                                                                 ========      ========      ========      ========
----------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------
Net assets, end of year (000 omitted) ......................................     $367,047      $281,031      $168,580      $160,360
Ratio of expenses to average net assets, including taxes (b) ...............           --            --          2.15%         2.13%
Ratio of expenses to average net assets, excluding taxes ...................         1.39%         1.72%         1.71%         1.75%
Ratio of net investment income/(loss) to average net assets (b) ............         1.74%         2.47%         2.17%         3.41%
Portfolio turnover rate ....................................................         0.86%        11.29%         6.29%        19.32%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE CHILE FUND, INC.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE A. SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

The Chile Fund, Inc. (the "Fund") was incorporated in Maryland on January 30, 1989 and commenced investment operations on September 27, 1989. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. Significant accounting policies are as follows:

MANAGEMENT ESTIMATES: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All securities shall be valued at the closing price on the exchange or market on which the security is primarily traded ("Primary Market"). If the security did not trade on the Primary Market, it shall be valued at the closing price on another exchange where it trades. If there are no such sale prices, the value shall be the most recent bid, and if there is no bid, the security shall be valued at the most recent asked. If no pricing service is available and there are more than two dealers, the value shall be the mean of the highest bid and the lowest ask. If there is only one dealer, then the value shall be the mean if bid and ask are available, otherwise the value shall be the bid. All other securities and assets are valued at fair value as determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost. The Board of Directors has established general guidelines for calculating fair value of not readily marketable securities. At December 31, 2000, the Fund held 2.83% of its net assets in securities valued in good faith by the Board of Directors with an aggregate cost of $4,384,163 and fair value of $4,364,868. The net asset value per share of the Fund is calculated on each business day, with the exception of those days on which the New York Stock Exchange is closed.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

The Fund will be subject to and accrues a 10% Chilean repatriation tax with respect to all known and estimated remittances from Chile. Known and estimated remittances represent an estimate of the Fund's obligations to pay distributions to shareholders and U.S. dollar denominated expenses of the Fund. Based on recent positions articulated by the staff of the U.S. Securities and Exchange Commission, the Fund started to include in December 2000, net unrealized gains on securities held in Chilean pesos in its calculation of known and estimated remittances. This resulted in an additional $3,166,656 ($0.23 per share) accrual of Chilean repatriation taxes in December, 2000.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

     (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.


--------------------------------------------------------------------------------
14

--------------------------------------------------------------------------------
THE CHILE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

The Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for U.S. federal income tax purposes.

Net currency gains from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/(depreciation) in the value of investments and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement dates on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders, substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

On December 15, 2000, a distribution in the aggregate amount of $7,435,946, equal to $0.55 per share was declared, of which $0.03 was from net realized short-term capital gains and $0.52 was from net realized long-term capital gains. The distribution was payable on January 12, 2001 to shareholders of record as of December 28, 2000.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition. At December 31, 2000, the Fund reclassified within the composition of net assets permanent book/tax differences from net investment loss of $1,000,181 to accumulated realized gains on investments and foreign currency related transactions.

OTHER: Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

The Chilean securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. A significant proportion of the aggregate market value of equity securities listed on the Santiago Exchange are held by a small number of investors and are not publicly traded. This may limit the number of shares available for acquisition or disposition by the Fund. The Fund, subject to local investment limitations, may invest up to 20% of its assets in non-publicly traded equity securities, which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be less than those originally


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE CHILE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

paid by the Fund or the current carrying values. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded.

Investments in Chile may involve certain considerations and risks not typically associated with investments in the United States including the possibility of future political and economic developments and the level of Chilean governmental supervision and regulation of its securities markets.

The Fund may enter into repurchase agreements on U.S. Government securities with primary government securities dealers recognized by the Federal Reserve Bank of New York and member banks of the Federal Reserve System and on securities issued by the governments of foreign countries, their instrumentalities and with creditworthy parties in accordance with established procedures. Repurchase agreements are contracts under which the buyer of a security simultaneously buys and commits to resell the security to the seller at an agreed upon price and date. Repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, the collateral must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities fall below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller; collectibility of such claims may be limited. At December 31, 2000, the Fund had no such agreements.

--------------------------------------------------------------------------------
NOTE B. AGREEMENTS
--------------------------------------------------------------------------------

Credit Suisse Asset Management, LLC ("CSAM") serves as the Fund's investment adviser with respect to all investments. Effective July 1, 2000, CSAM agreed to revise its method of calculating the investment advisory fee to be based on the lesser of the average weekly stock market price or average weekly net assets. Such fee is based on the calculation used prior to July 1, 2000, substituting the above-mentioned revision in place of average weekly net assets. Prior to July 1, 2000, CSAM received as compensation for its advisory services from the Fund, an annual fee, calculated weekly and paid quarterly, equal to 1.20% of the first $50 million of the Fund's average weekly net assets, 1.15% of the next $50 million of the Fund's average weekly net assets, and 1.10% of amounts over $100 million. For the year ended December 31, 2000, CSAM earned $1,998,423 for advisory services. CSAM also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the year ended December 31, 2000, CSAM was reimbursed $20,000 for administrative services rendered to the Fund.

Celfin Servicios Financieros Limitada ("Celfin") serves as the Fund's Chilean sub-adviser. Effective July 1, 2000, Celfin agreed to revise its method of calculating the investment sub-advisory fee to be based on the lesser of the average weekly stock market price or average weekly net assets. Such fee is based on the calculation used prior to July 1, 2000, substituting the above-mentioned revision in place of average weekly net assets. Prior to July 1, 2000, Celfin was paid a fee, out of the advisory fee payable to CSAM, computed weekly and paid quarterly at an annual rate of 0.15% of the first $50 million of the Fund's average weekly net assets, 0.10% of the next $50 million of the Fund's average weekly net assets and 0.05% of amounts over $100 million. For the year ended December 31, 2000, these sub-advisory fees amounted to $165,381.


--------------------------------------------------------------------------------
16

--------------------------------------------------------------------------------
THE CHILE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's U.S. administrator. The Fund pays BSFM a monthly fee that is computed weekly at an annual rate of 0.08% of the first $100 million of the Fund's average weekly net assets, 0.06% of the next $50 million of the Fund's average weekly net assets and 0.04% of amounts in excess of $150 million. For the year ended December 31, 2000, BSFM earned $129,437 for administrative services.

CSAM Administration, Administradora de Fondos de Inversion de Capital Extranjero S.A. ("AFICE") serves as the Fund's Chilean administrator. For its services, AFICE is paid a fee, out of the advisory fee payable to CSAM, that is calculated weekly and paid quarterly at an annual rate of 0.05% of the value of the Fund's average weekly net assets and an annual reimbursement of out-of-pocket expenses. In addition, AFICE receives a supplemental administration fee and an accounting fee. Such fees are paid by AFICE to Celfin for certain administrative services. For the year ended December 31, 2000, the administration fees, supplemental administration fees and accounting fees amounted to $103,098, $57,971 and $6,819, respectively.

On May 8, 2000, the Fund's Board of Directors unanimously approved a proposal by the Independent Directors (as defined under the Investment Company Act of 1940, as amended), to partially compensate Independent Directors in shares of the Fund. Under this policy, such Directors receive fifty percent (50%) of their annual retainer in the form of shares purchased by the Fund in the open market.

--------------------------------------------------------------------------------
 NOTE C. CAPITAL STOCK
--------------------------------------------------------------------------------

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001, par value. Of the 13,519,901 shares outstanding at December 31, 2000, CSAM owned 14,615 shares.

--------------------------------------------------------------------------------
NOTE D. INVESTMENT IN SECURITIES
--------------------------------------------------------------------------------

For U.S. federal income tax purposes, the cost of securities owned at December 31, 2000 was $128,910,529. Accordingly, the net unrealized appreciation of investments (including investments denominated in foreign currencies) of $34,529,423, was composed of gross appreciation of $61,503,333 for those investments having an excess of value over cost and gross depreciation of $26,973,910 for those investments having an excess of cost over value.

For the year ended December 31, 2000, purchases and sales of securities, other than short-term investments, were $45,885,646 and $62,425,621, respectively.

--------------------------------------------------------------------------------
 NOTE E. CREDIT FACILITY
--------------------------------------------------------------------------------

The Fund, together with other funds advised by CSAM, established a $350 million committed, unsecured, line of credit facility ("Credit Facility") with Deutsche Bank AG as administrative agent, State Street Bank and Trust Company as operations agent, Bank of Nova Scotia as syndication agent as well as certain other lenders, for temporary or emergency purposes. Under the terms of the Credit Facility, the funds with access to the Credit Facility pay an aggregate commitment fee at a rate of 0.075% per annum on the average daily balance of the Credit Facility that is undisbursed and uncanceled during the preceding quarter allocated among the participating funds in such manner as is determined by the governing Boards of the various funds. In addition, the participating funds will pay interest on borrowing at the Federal Funds rate plus 0.50%. The maximum amount outstanding under the Credit Facility for the Fund was $4,100,000 with an average balance of $330,278 and an average interest rate of 7.01% during the year ended December 31, 2000. The Fund had no borrowings under the Credit Facility at December 31, 2000.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE CHILE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE F. SHARE REPURCHASE PROGRAM
--------------------------------------------------------------------------------

On June 30, 2000, the Board of Directors authorized the repurchase by the Fund of up to 15% of the Fund's outstanding common stock, for the purposes of enhancing shareholder value. The Fund's Board has authorized management of the Fund to repurchase such shares in open market transactions at prevailing market prices from time to time and in a manner consistent with the Fund continuing to seek to achieve its investment objectives. The Board's actions were taken in light of the significant discounts at which the Fund's shares were trading. It is intended both to provide additional liquidity to those shareholders that elect to sell their shares and to enhance the net asset value of the shares held by those shareholders that maintain their investment. The repurchase program is subject to review by the Directors of the Fund. From June 30, 2000 to December 31, 2000, the Fund repurchased 808,000 of its shares for a total cost of $7,388,434 at a weighted average discount of 29.26%. Through December 31, 2000, the discount of individual repurchases ranged from 26.84% - 30.39%.


--------------------------------------------------------------------------------
18

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of The Chile Fund, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights, present fairly, in all material respects, the financial position of The Chile Fund, Inc. (the "Fund") at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the ten years in the period then ended, in conformity with accounting principals generally accepted in the United States of America. These financial statements and financial highlight (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principals used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provided a reasonable basis for our opinion.


PricewaterhouseCoopers LLP

Two Commerce Square
Philadelphia, Pennsylvania
February 23, 2001


--------------------------------------------------------------------------------
                                                                              19

--------------------------------------------------------------------------------
RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)
--------------------------------------------------------------------------------

On April 27, 2000, the annual meeting of shareholders of The Chile Fund, Inc. (the "Fund") was held and the following matters were voted upon:

(1)  To re-elect one director to the Board of Directors of the Fund.

NAME OF DIRECTOR                           FOR        WITHHELD     NON-VOTES
----------------                        ---------     --------     ---------
Enrique R. Arzac                        9,088,024     772,243      4,467,634
(three-year term)

In addition to the director re-elected at the meeting, James J. Cattano, George
W. Landau, William W. Priest, Jr. and Richard W. Watt continue to serve as directors of the Fund.

(2) To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants for the year ending December 31, 2000.

                       FOR            AGAINST      WITHHELD        NON-VOTES
                    ---------         -------      --------        ---------
                    9,779,798         46,523        33,946         4,467,634


--------------------------------------------------------------------------------
20

--------------------------------------------------------------------------------
TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund's year end (December 31, 2000) as to the U.S. federal tax status of dividends and distributions received by the Fund's shareholders in respect of such year. Of the $0.59 per share distribution paid in respect of such year, $0.01 per share was derived from net investment income, $0.03 per share was derived from net realized short-term capital gains and $0.55 per share was derived from net realized long-term capital gains. There were no distributions which qualified for the dividend received deduction available to corporate shareholders.

The Fund does not intend to make an election under Section 853 to pass through foreign taxes paid by the Fund to its shareholders. This information is given to meet certain requirements of the Internal Revenue Code of 1986, as amended. Shareholders should refer to their Form 1099-DIV to determine the amount includable on their respective tax returns for 2000.

Notification for calendar year 2000 was mailed in January 2001. The notification along with Form 1099-DIV reflects the amount to be used by calendar year taxpayers on their U.S. federal income tax returns.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of the actual ordinary dividends paid by the Fund. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund.

In general, distributions received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.


--------------------------------------------------------------------------------
                                                                              21

--------------------------------------------------------------------------------
DESCRIPTION OF INVESTLINK-SM-* PROGRAM (UNAUDITED)
--------------------------------------------------------------------------------

The InvestLink-SM- Program is sponsored and administered by EquiServe, L.P., not by The Chile Fund, Inc. (the "Fund"). EquiServe, L.P. will act as program administrator (the "Program Administrator") of the InvestLink-SM- Program (the "Program"). The purpose of the Program is to provide interested investors with a simple and convenient way to invest funds and reinvest dividends in shares of the Fund's common stock ("Shares") at prevailing prices, with reduced brokerage commissions and fees.

An interested investor may join the Program at any time. Purchases of Shares with funds from a participant's cash payment or automatic account deduction will begin on the next day on which funds are invested. If a participant selects the dividend reinvestment option, automatic investment of dividends generally will begin with the next dividend payable after the Program Administrator receives his enrollment form. Once in the Program, a person will remain a participant until he terminates his participation or sells all Shares held in his Program account, or his account is terminated by the Program Administrator. A participant may change his investment options at any time by requesting a new enrollment form and returning it to the Program Administrator.

A participant will be assessed certain charges in connection with his participation in the Program. First-time investors will be subject to an initial service charge which will be deducted from their initial cash deposit. All optional cash deposit investments will be subject to a service charge. Sales processed through the Program will have a service fee deducted from the net proceeds, after brokerage commissions. In addition to the transaction charges outlined above, participants will be assessed per share processing fees (which include brokerage commissions.) Participants will not be charged any fee for reinvesting dividends.

The number of Shares to be purchased for a participant depends on the amount of his dividends, cash payments or bank account or payroll deductions, less applicable fees and commissions, and the purchase price of the Shares. The Program Administrator uses dividends and funds of participants to purchase Shares of the Fund's common stock in the open market. Such purchases will be made by participating brokers as agent for the participants using normal cash settlement practices. All Shares purchased through the Program will be allocated to participants as of the settlement date, which is usually three business days from the purchase date. In all cases, transaction processing will occur within 30 days of the receipt of funds, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the Federal Securities laws or when unusual market conditions make prudent investment impracticable. In the event the Program Administrator is unable to purchase Shares within 30 days of the receipt of funds, such funds will be returned to the participants.

The average price of all Shares purchased by the Program Administrator with all funds received during the time period from two business days preceding any investment date up to the second business day preceding the next investment date shall be the price per share allocable to a participant in connection with the Shares purchased for his account with his funds or dividends received by the Program Administrator during such time period. The average price of all Shares sold by the Program Administrator pursuant to sell orders received during such time period shall be the price per share allocable to a participant in connection with the Shares sold for his account pursuant to his sell orders received by the Program Administrator during such time period.

EquiServe, L.P., as Program Administrator, administers the Program for participants, keeps records, sends statements of account to participants and performs other duties relating to the Program. Each participant


--------------------------------------------------------------------------------
22

--------------------------------------------------------------------------------
DESCRIPTION OF INVESTLINK-SM-* PROGRAM (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

in the Program will receive a statement of his account following each purchase of Shares. The statements will also show the amount of dividends credited to such participant's account (if applicable), as well as the fees paid by the participant. In addition, each participant will receive copies of the Fund's annual and semi-annual reports to shareholders, proxy statements and, if applicable, dividend income information for tax reporting purposes.

If the Fund is paying dividends on the Shares, a participant will receive dividends through the Program for all Shares held on the dividend record date on the basis of full and fractional Shares held in his account, and for all other Shares of the Fund registered in his name. The Program Administrator will send checks to the participants for the amounts of their dividends that are not to be automatically reinvested at no cost to the participants.

Shares of the Fund purchased under the Program will be registered in the name of the accounts of the respective participants. Unless requested, the Fund will not issue to participants certificates for Shares of the Fund purchased under the Program. The Program Administrator will hold the Shares in book-entry form until a Program participant chooses to withdraw his Shares or terminate his participation in the Program. The number of Shares purchased for a participant's account under the Program will be shown on his statement of account. This feature protects against loss, theft or destruction of stock certificates.

A participant may withdraw all or a portion of the Shares from his Program account by notifying the Program Administrator. After receipt of a participant's request, the Program Administrator will issue to such participant certificates for the whole Shares of the Fund so withdrawn or, if requested by the participant, sell the Shares for him and send him the proceeds, less applicable brokerage commissions, fees, and transfer taxes, if any. If a participant withdraws all full and fractional Shares in his Program account, his participation in the Program will be terminated by the Program Administrator. In no case will certificates for fractional Shares be issued. The Program Administrator will convert any fractional Shares held by a participant at the time of his withdrawal to cash.

Participation in any rights offering, dividend distribution or stock split will be based upon both the Shares of the Fund registered in participants' names and the Shares (including fractional Shares) credited to participants' Program accounts. Any stock dividend or Shares resulting from stock splits with respect to Shares of the Fund, both full and fractional, which participants hold in their Program accounts and with respect to all Shares registered in their names will be automatically credited to their accounts.

All Shares of the Fund (including any fractional share) credited to his account under the Program will be voted as the participant directs. The participants will be sent the proxy materials for the annual meetings of shareholders. When a participant returns an executed proxy, all of such Shares will be voted as indicated. A participant may also elect to vote his Shares in person at the Shareholders' meeting.

A participant will receive tax information annually for his personal records and to help him prepare his U.S. federal income tax return. The automatic reinvestment of dividends does not relieve him of any income tax which may be payable on dividends. For further information as to tax consequences of participation in the Program, participants should consult with their own tax advisors.

The Program Administrator in administering the Program will not be liable for any act done in good faith or for any good faith omission to act. However, the Program Administrator will be liable for loss or damage due to error caused by its negligence, bad faith or willful misconduct. Shares held in custody by the Program


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DESCRIPTION OF INVESTLINK-SM-* PROGRAM (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

Administrator are not subject to protection under the Securities Investors Protection Act of 1970.

The participant should recognize that neither the Fund nor the Program Administrator can provide any assurance of a profit or protection against loss on any Shares purchased under the Program. A participant's investment in Shares held in his Program account is no different than his investment in directly held Shares in this regard. The participant bears the risk of loss and the benefits of gain from market price changes with respect to all of his Shares. Neither the Fund nor the Program Administrator can guarantee that Shares purchased under the Program will, at any particular time, be worth more or less than their purchase price. Each participant must make an independent investment decision based on his own judgment and research.

While the Program Administrator hopes to continue the Program indefinitely, the Program Administrator reserves the right to suspend or terminate the Program at any time. It also reserves the right to make modifications to the Program. Participants will be notified of any such suspension, termination or modification in accordance with the terms and conditions of the Program. The Program Administrator also reserves the right to terminate any participant's participation in the Program at any time. Any question of interpretation arising under the Program will be determined in good faith by the Program Administrator and any such good faith determination will be final.

Any interested investor may participate in the Program. To participate in the Program, an investor who is not already a registered owner of the Shares must make an initial investment of at least $250.00. All other cash payments or bank account deductions must be at least $100.00, up to a maximum of $100,000.00 annually. An interested investor may join the Program by reading the Program description, completing and signing the enrollment form and returning it to the Program Administrator. The enrollment form and information relating to the Program (including the terms and conditions) may be obtained by calling the Program Administrator at one of the following telephone numbers: First Time Investors--(800) 337-1944; Current Shareholders--(800) 730-6001. All
correspondence regarding the Program should be directed to: Fleet National Bank, InvestLink-SM- Program, P.O. Box 43010, Providence, RI 02940-3010.


* InvestLink is a service mark of EquiServe, L.P.
--------------------------------------------------------------------------------
24

--------------------------------------------------------------------------------
OTHER FUNDS MANAGED BY CREDIT SUISSE ASSET MANAGEMENT, LLC
--------------------------------------------------------------------------------

Credit Suisse Warburg Pincus Blue Chip Fund
Credit Suisse Warburg Pincus Developing Markets Fund
Credit Suisse Warburg Pincus Fixed Income II Fund
Credit Suisse Warburg Pincus High Income Fund
Credit Suisse Warburg Pincus International Equity II Fund
Credit Suisse Warburg Pincus Municipal Money Fund
Credit Suisse Warburg Pincus Municipal Trust Fund
Credit Suisse Warburg Pincus Small Company Value Fund
Credit Suisse Warburg Pincus Strategic Growth Fund
Credit Suisse Warburg Pincus Technology Fund
Credit Suisse Warburg Pincus U.S. Government Money Fund
Credit Suisse Warburg Pincus Value Fund
Warburg, Pincus Balanced Fund
Warburg, Pincus Capital Appreciation Fund
Warburg, Pincus Cash Reserve Fund
Warburg, Pincus Emerging Growth Fund
Warburg, Pincus Emerging Markets Fund
Warburg, Pincus European Equity Fund
Warburg, Pincus Fixed Income Fund
Warburg, Pincus Focus Fund
Warburg, Pincus Global Financial Services Fund
Warburg, Pincus Global Fixed Income Fund
Warburg, Pincus Global Health Sciences Fund
Warburg, Pincus Global New Technologies Fund
Warburg, Pincus Global Post-Venture Capital Fund
Warburg, Pincus Global Telecommunications Fund
Warburg, Pincus Intermediate Maturity Government Fund
Warburg, Pincus International Equity Fund
Warburg, Pincus International Small Company Fund
Warburg, Pincus Japan Growth Fund
Warburg, Pincus Japan Small Company Fund
Warburg, Pincus Long-Short Market Neutral Fund
Warburg, Pincus Major Foreign Markets Fund
Warburg, Pincus New York Intermediate Municipal Fund
Warburg, Pincus New York Tax Exempt Fund
Warburg, Pincus Small Company Growth Fund
Warburg, Pincus Small Company Value II Fund
Warburg, Pincus Value II Fund
Warburg, Pincus WorldPerks Money Market Fund
Warburg, Pincus WorldPerks Tax Free Money Market Fund







For more complete information--or to receive Prospectuses, which include charges and expenses--calL 1-800-WARBURG (1-800-927-2874). For certain funds, the Prospectuses also disclose the special risk considerations associated with international investing, small company investing, high yield bond investing, aggressive investment strategies, single-industry funds, single-country funds, or other special and concentrated investment strategies. Please read the applicable Prospectuses carefully before you invest or send money.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 SUMMARY OF GENERAL INFORMATION
--------------------------------------------------------------------------------

The Fund--The Chile Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on the New York Stock Exchange. Its investment objective is to seek total return, consisting of capital appreciation and current income through investments primarily in Chilean equity and debt securities. The Fund is managed and advised by Credit Suisse Asset Management, LLC ("CSAM"). CSAM is a diversified asset manager, handling equity, balanced, fixed income, international and derivative based accounts. Portfolios include international and emerging market investments, common stocks, taxable and non-taxable bonds, options, futures and venture capital. CSAM manages money for corporate pension and profit-sharing funds, public pension funds, union funds, endowments and other charitable institutions and private individuals. As of December 31, 2000, CSAM-Americas managed approximately $93.0 billion in assets.

--------------------------------------------------------------------------------
 SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

The market price is published in: THE NEW YORK TIMES (daily) under the designation "Chile" and THE WALL STREET JOURNAL (daily), and BARRON'S (each Monday) under the designation "ChileFd". The Fund's New York Stock Exchange trading symbol is CH. Weekly comparative net asset value (NAV) and market price information about The Chile Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON'S, as well as other newspapers, in a table called "Closed-End Funds."

--------------------------------------------------------------------------------
 THE CSAM GROUP OF FUNDS
--------------------------------------------------------------------------------

LITERATURE REQUEST--Call today for free descriptive information on the closed-end funds listed below at 1-800-293-1232 or visit our website on the
Internet: http://www.cefsource.com.

CLOSED-END FUNDS

SINGLE COUNTRY
The Brazilian Equity Fund, Inc. (BZL)
The First Israel Fund, Inc. (ISL)
The Indonesia Fund, Inc. (IF)

MULTIPLE COUNTRY
The Emerging Markets Telecommunications Fund, Inc. (ETF)
The Latin America Equity Fund, Inc. (LAQ)

FIXED INCOME
Credit Suisse Asset Management Income Fund, Inc. (CIK)
Credit Suisse Asset Management Strategic Global Income Fund, Inc. (CGF) DLJ High Yield Bond Fund (DHY)




--------------------------------------------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that The Chile Fund, Inc. may from time to time purchase shares of its capital stock in the open market.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIRECTORS AND CORPORATE OFFICERS
--------------------------------------------------------------------------------

Dr. Enrique R. Arzac    Director
James J. Cattano        Director
George W. Landau        Director
William W. Priest, Jr.  Director
Jim McCaughan           Chairman of the
                        Board of Directors
Richard W. Watt         President and
                        Director
Yaroslaw Aranowicz      Chief Investment Officer
Emily Alejos            Investment Officer
Hal Liebes              Senior Vice President
Michael A. Pignataro    Chief Financial Officer and
                        Secretary
Rocco A. Del Guercio    Vice President
Robert M. Rizza         Treasurer

--------------------------------------------------------------------------------
 INVESTMENT ADVISER
--------------------------------------------------------------------------------

Credit Suisse Asset Management, LLC
466 Lexington Avenue
New York, NY 10017

--------------------------------------------------------------------------------
ADMINISTRATOR
--------------------------------------------------------------------------------

Bear Stearns Funds Management Inc.
575 Lexington Avenue
New York, NY 10022

--------------------------------------------------------------------------------
  CUSTODIAN
--------------------------------------------------------------------------------

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

--------------------------------------------------------------------------------
  SHAREHOLDER SERVICING AGENT
--------------------------------------------------------------------------------

Fleet National Bank
(c/o EquiServe, L.P.)
P.O. Box 43010
Providence, RI 02940-3010

--------------------------------------------------------------------------------
  INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

PricewaterhouseCoopers LLP
Two Commerce Square
Philadelphia, PA 19103

--------------------------------------------------------------------------------
  LEGAL COUNSEL
--------------------------------------------------------------------------------

Willkie Farr & Gallagher
787 Seventh Avenue
New York, NY 10019






This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

                                                     [LOGO]
                                                       CH
                                                     LISTED
                                                      NYSE-REGISTERED TRADEMARK-
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                                                                      3911-AR-00